UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 24, 2009

Churchill Downs Incorporated
(Exact Name of Registrant as Specified in its Charter)

Kentucky	0-1469	61-0156015
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Central Avenue, Louisville, Kentucky 40208 (Address of Principal Executive Offices) (Zip Code)

(502) 636-4400
(Registrant’s telephone number, including area code)
 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 7.01.     Regulation FD Disclosure.

A news article was issued by Reuters on April 24, 2009.  A copy of the news article is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 7.01 of this Current Report on Form 8-K.

The information in this Item 7.01 of this Current Report on Form 8-K, including the exhibit relating hereto, is furnished pursuant to Item 7.01 and shall not be deemed “filed” under the Securities Exchange Act of 1934, as amended.

Item 9.01.     Financial Statements and Exhibits.

(d)    Exhibits.

The following exhibit is furnished with this Current Report on Form 8-K:
Exhibit No.	Description
99.1	News article issued by Reuters on April 24, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHURCHILL DOWNS INCORPORATED
Date: April 27, 2009	By:	/s/ William E. Mudd
		Name:	William E. Mudd
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	News article issued by Reuters on April 24, 2009.